UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 13, 2021

Toast, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40819	45-4168768
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Park Drive, Suite 801 Boston, Massachusetts	02215
(Address of principal executive offices)	(Zip code)

(617) 297-1005

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.000001 per share	TOST	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 13, 2021, the Board of Directors of Toast, Inc. (the “Company”) appointed Michael Matlock, age 42, to be the Company’s Chief Accounting Officer and Principal Accounting Officer. Prior to joining the Company, Mr. Matlock served as a Partner in Ernst & Young LLP’s (“EY”) technology practice from August 2003 until October 2021.

In connection with Mr. Matlock’s appointment as Chief Accounting Officer and Principal Accounting Officer, Mr. Matlock will receive a base salary of $325,000 per year, and a one-time sign-on bonus of $75,000. Mr. Matlock will also be eligible to receive an annual bonus equal to thirty percent of his annual base salary. In addition, the Company expects to grant to Mr. Matlock 250,000 restricted stock units (the “RSU Grant”). The RSU Grant will have a four year vesting schedule, with 25% of the RSU Grant vesting on the first anniversary of the vesting start date, and the remainder of the RSU Grant vesting in equal quarterly installments for the remaining three years, subject to Mr. Matlock’s continued service with the Company through each applicable vesting date. The RSU Grant will be subject to the terms and conditions of the Company’s 2021 Stock Option and Incentive Plan and the applicable restricted stock unit agreement.

Mr. Matlock has entered into the Company’s standard form of indemnification agreement, which is filed as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 filed on September 13, 2021. Mr. Matlock is expected to be subject to the Company’s equity change in control policy for similarly situated employees. There are no arrangements or understandings between Mr. Matlock and any other persons pursuant to which he was appointed as the Chief Accounting Officer and Principal Accounting Officer of the Company. There are no family relationships between Mr. Matlock and any director, executive officer or any person nominated or chosen by the Company to become a director or executive officer. No information is required to be disclosed with respect to Mr. Matlock pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOAST, INC.

Date: October 15, 2021	By:	/s/ Christopher P. Comparato
Christopher P. Comparato
Chief Executive Officer